SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 26, 2005 (October 25, 2005)


                               MOODY'S CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   1-14037                 13-3998945
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)


                                99 Church Street
                            New York, New York 10007
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 553-0300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02, "Results of Operations and Financial Condition"

On October 26, 2005, Moody's Corporation (the "Company") announced its financial results for the quarter ended September 30, 2005. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, "Results of Operations and Financial Condition" of Form 8-K.


Item 7.01, "Regulation FD Disclosure"

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference. The foregoing information is provided pursuant to Item 7.01, "Regulation FD Disclosure" of Form 8-K.


Item 8.01, "Other Events"

On October 26, 2005, the Company issued a press release relating to the authorization of a share repurchase program and declaration of a quarterly dividend. A copy of the press release is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.


Item 9.01, "Financial Statements and Exhibits"

(d) Exhibits

99.1 Press release of Moody's Corporation dated October 26, 2005, announcing results for the quarter ended September 30, 2005.

99.2 Press release of Moody's Corporation dated October 26, 2005, announcing share repurchase program and declaration of quarterly dividend.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MOODY'S CORPORATION


                                          By: /s/ John J. Goggins
                                              ----------------------------------

                                              John J. Goggins
                                              Senior Vice President and General
                                              Counsel


                                                          Date: October 26, 2005